UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2024

Standard BioTools Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34180	77-0513190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tower Place, Suite 2000
South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 266-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Resignation

On July 26, 2024, Jeffrey Black resigned as the Senior Vice President and Chief Financial Officer (serving as the principal financial and accounting officer) of Standard BioTools Inc. (the “Company”), effective as of August 31, 2024. Mr. Black’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, and was driven by his desire to accept an opportunity at another public company. The Company has initiated a search process to identify a permanent successor. Alex Kim, the Company’s Chief Operating Officer, will serve as Standard BioTools’ Interim Chief Financial Officer starting on September 1, 2024.

Interim Chief Financial Officer Appointment

On July 30, 2024, the Company’s Board of Directors appointed Alex Kim, the Company’s Chief Operating Officer, to serve as Interim Chief Financial Officer of the Company, starting on September 1, 2024, to succeed Mr. Black while the Company searches for a permanent Chief Financial Officer. Mr. Kim currently serves as the Company’s Chief Operating Officer, and biographical information for him can be found under the caption “Management and Corporate Governance – Executive Officers” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 21, 2024, and is incorporated herein by reference. There are no family relationships between Mr. Kim and any director or executive officer of the Company that are required to be disclosed pursuant to Item 401(d) of Regulation S-K, and there are no arrangements or understandings between Mr. Kim and any other persons pursuant to which Mr. Kim was appointed to serve as Interim Chief Financial Officer of the Company. There are no transactions between Mr. Kim and the Company that would be reportable under Item 404(a) of Regulation S-K. Mr. Kim will also continue to serve as the Company’s Chief Operating Officer.

A copy of the press release announcing Mr. Black’s resignation as Chief Financial Officer and Mr. Kim’s appointment as Interim Chief Financial Officer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Standard BioTools Inc., dated July 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2024	STANDARD BIOTOOLS INC.

	By:	/s/ Michael Egholm, Ph.D.
	Name:	Michael Egholm, Ph.D.
	Title:	President and Chief Executive Officer